                                 EXHIBIT 10.33.1

                       SECOND AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Second Amendment") made and entered into as of June 30, 2003, by and among WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK), a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, LONDON BRANCH (f/k/a FIRST UNION NATIONAL BANK, LONDON BRANCH), a national banking association acting through its London Branch, ARROW INTERNATIONAL, INC., a Pennsylvania corporation, ARROW MEDICAL PRODUCTS, LTD., a Pennsylvania corporation authorized to engage in business in Canada, ARROW DEUTSCHLAND GMBH, a corporation organized and existing under the laws of Germany, ARROW IBERIA, S.A., a corporation organized and existing under the laws of Spain, ARROW INTERNACIONAL DE MEXICO S.A. DE C.V., a corporation organized and existing under the laws of Mexico, ARROW HELLAS COMMERCIAL A. E., a corporation organized and existing under the laws of Greece, ARROW HOLLAND MEDICAL PRODUCTS B.V., a corporation organized and existing under the laws of Holland, ARROW INTERNATIONAL CR, A.S., a corporation organized and existing under the laws of the Czech Republic, and ARROW ITALY S.R.L., a corporation organized and existing under the laws of Italy.

BACKGROUND
----------

          A. The Lender and the Borrowers are parties to a loan agreement dated April 12, 2001, as amended March 29, 2002, pursuant to which the Lender agreed to provide the Borrowers with Loans in an aggregate outstanding amount not to exceed at any one time Sixty-Five Million Dollars ($65,000,000), subject to and in accordance with the terms and conditions set forth therein (the "Agreement").

          B. The Agreement is incorporated by reference in this Second Amendment. Capitalized terms used herein which are not so defined, but which are defined in the Agreement, shall have the meanings given such terms in the Agreement.

          C. At the Borrowers' request, the Lender has agreed to extend the Termination Date under the Agreement, as hereinafter set forth.

                                    AGREEMENT
                                    ---------

          NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties hereto covenant and agree as set forth below.

          1. INCORPORATION OF BACKGROUND. The Background provisions of this Second Amendment are incorporated herein by reference thereto as if fully set forth in this Second Amendment.

          2. AMENDED DEFINED TERMS. The following defined terms as set forth in Section 1.2 of the Agreement are hereby amended and restated in their entirety to read as follows:

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               "AGREEMENT" shall mean the Loan Agreement among the Lender and the Borrowers dated April 12, 2001, as amended by the Lender and the Borrowers pursuant to the First Amendment to Loan Agreement dated as of March 29, 2002, as further amended by the Lender and the Borrowers pursuant to the Second Amendment to Loan Agreement dated as of June 30, 2003, and any future amendments, restatements, modifications or supplements thereof or thereto.

               "BORROWER" shall mean each of Arrow International, Inc., a Pennsylvania corporation, Arrow Medical Products, Ltd., a Pennsylvania corporation authorized to engage in business in Canada, Arrow Deutschland GmbH, a corporation organized and existing under the laws of Germany, Arrow Iberia, S.A., a corporation organized and existing under the laws of Spain, Arrow Internacional De Mexico, S.A. de C.V., a corporation organized and existing under the laws of Mexico, Arrow Hellas Commercial A. E., a corporation organized and existing under the laws of Greece, Arrow Holland Medical Products B.V., a corporation organized and existing under the laws of Holland, Arrow International CR, a.s., a corporation organized and existing under the laws of the Czech Republic, and Arrow Italy S.r.l., a corporation organized and existing of the laws of Italy, and "Borrowers" shall mean any two or more of them.

               "TERMINATION DATE" shall mean April 30, 2004 or, if such day is not a Business Day, the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Business Day.

               "DEBT" shall mean, with respect to any Person at any applicable time (without duplication), (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (v) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vi) all Guaranty Obligations of such Person, (vii) the principal portion of all Capital Lease Obligations, (viii) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, or other interest or exchange rate or commodity price hedging agreements, (ix) the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (x) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are

                                       2
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     due, by a fixed date, and (xi) any other item of indebtedness or liability that would be reflected on the liabilities side of a balance sheet of such Person in accordance with GAAP. Notwithstanding the foregoing, Debt shall not include intercompany items involving members of the Arrow Group on both sides of a transaction, guarantees of debt obligations of other Borrowers to the extent the primary obligations are already included as Debt, and contingent liabilities under foreign currency hedge agreements with or approved by the Lender.

          3. DEBT COVENANT Section 6.2(c) of the Agreement is hereby amended and restated to read in its entirety as follows:

               "(c) Other Debt not to exceed Seventy-Five Million Dollars ($75,000,000) in the aggregate; and".

          4. DEFAULT UNDER OTHER OBLIGATIONS. Section 7.1(d) of the Agreement is hereby amended and restated to read in its entirety as follows:

               (d) " DEFAULT UNDER OTHER OBLIGATIONS. The Borrowers or any
Subsidiary:

                    (i) default in any payment of principal of or interest on any obligations for borrowed money (other than under the Notes) or for the deferred purchase price of property beyond any period of grace provided with respect thereto if the outstanding balance of such obligations exceeds One Million Dollars ($1,000,000); or

                    (ii) default in the performance of any other agreement, term or condition contained in any such obligation or in any agreement relating thereto, if the effect of such default is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to then cause, such obligation to become due prior to its stated maturity and the outstanding balance of such obligation exceeds One Million Dollars ($1,000,000).

          5. NOTICES. The notice provision of Section 8.2 of the Agreement is modified so that copies of notices to the Borrowers shall also be sent to Barley Snyder, 501 Washington Street, P.O. Box 942, Reading, Pennsylvania 19603-0942,
Attention: Timothy G. Dietrich.

          6. PARTICIPATIONS. The following sentence is hereby added at the end of Section 8.6 of the Agreement:

               "Notwithstanding the foregoing, the Lender shall not participate with other lenders in the Loans and Loan Documents without the prior written consent of the Borrowers, which consent shall not be unreasonably withheld."

          7. Arbitration; Waivers. Section 8.15 of the Agreement is hereby deleted and replaced in its entirety with the following:

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         "8.15 WAIVER OF DAMAGES AND JURY TRIAL.

               (a) Each party agrees that it shall not have a remedy of punitive or exemplary damages against any other party in any dispute, proceeding or controversy (each, a "Dispute") arising out of, connected with or relating to this Agreement, and hereby waives any right or claim to punitive or exemplary damages it has now or which may arise in the future in connection with any Dispute.

               (b) The Borrowers expressly waive any right to a trial by jury in any Dispute."

          8. REPRESENTATIONS AND WARRANTIES. As a material inducement for the Lender to enter into this Second Amendment, the Borrowers make the following representations and warranties to the Lender and acknowledge the Lender's justifiable reliance thereon:

            (a)  No Default or Event of Default has occurred.

            (b) All representations and warranties previously made to the Lender by the Borrowers remain true, accurate, and complete.

            (c) The Agreement, as modified and amended hereby, is the valid and binding obligation of the Borrowers and is fully enforceable in accordance with all stated terms.

          9. BINDING EFFECT. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          10. COSTS AND EXPENSES. Without limiting the generality of the provisions of the Agreement, the Borrower shall reimburse the Lender for its out-of-pocket expenses, including counsel fees, incurred by the Lender in connection with the development, preparation, negotiation, and enforcement of this Second Amendment and all documents executed in connection herewith.

          11. EFFECTIVE DATE. This Second Amendment shall be operative and effective when the Lender has executed this Second Amendment.

          12. RATIFICATION. Except as expressly modified and amended herein, the Agreement and all other Loan Documents are hereby ratified and affirmed, and the Borrowers expressly ratify and affirm all terms and provisions of the Loan Documents, including all warrants of attorney to confess judgment as set forth in the Loan Documents.

          13. TERMS CONSISTENT. To the extent that any of the terms or provisions set forth in the Loan Documents are inconsistent with any of the terms or provisions hereof, the terms and provisions of this Second Amendment shall control. References in any of the Loan Documents to the Agreement shall be deemed references to the Agreement as

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amended, and references in any of the Loan Documents to any defined terms that have been amended shall be deemed references to such defined terms as amended.

          14. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          15. FURTHER ASSURANCES. The Borrowers shall immediately execute and deliver to the Lender any documents or instruments requested by the Lender from time to time to further evidence, effectuate, secure or carry out the terms of this Second Amendment or the Loan Documents.

          16. ACKNOWLEDGMENTS. The Borrowers acknowledge, represent, warrant and covenant that they do not have, and have never had, any defense to payment or performance of any of their obligations under the Agreement and Loan Documents or any claim, right or cause of action whatsoever, in law or equity, against the Lender arising under the Agreement or the Loan Documents. The Borrowers further represent, warrant and covenant that the Lender has not caused them to suffer any damage, loss, liability, expense or obligation of any nature whatsoever arising under the Agreement or the Loan Documents.


                              CONTINUED ON PAGE 6.






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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year Second above written.

                                    ARROW INTERNATIONAL, INC.

                                    By:    /s/ Frederick J. Hirt
                                           ---------------------
                                           Name: Frederick J. Hirt
                                           Title: Vice President-Finance & Chief
                                                  Financial Officer

                                    Attest: /s/ Philip B. Fleck
                                            -------------------
                                            Name: Philip B. Fleck
                                            Title: President & Chief Operating
                                            Officer

                                    ARROW MEDICAL PRODUCTS, LTD.

                                    By:     /s/ Frederick J. Hirt
                                            ---------------------
                                            Name: Frederick J. Hirt
                                            Title: Treasurer

                                    Attest: /s/ Philip B. Fleck
                                            -------------------
                                            Name: Philip B. Fleck
                                            Title: Vice President

                                    ARROW DEUTSCHLAND GMBH

                                    By:     /s/ Frederick J. Hirt
                                            ---------------------
                                            Name: Frederick J. Hirt
                                            Title: Treasurer

                                    Attest: /s/ Philip B. Fleck
                                            -------------------
                                            Name: Philip B. Fleck
                                            Title: Vice President



                     TWO ADDITIONAL SIGNATURE PAGES FOLLOW:


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                                    ARROW IBERIA, S.A.

                                    By:     /s/ Frederick J. Hirt
                                            ---------------------
                                            Name: Frederick J. Hirt
                                            Title: Treasurer

                                    Attest: /s/ Philip B. Fleck
                                            -------------------
                                            Name: Philip B. Fleck
                                            Title: Vice President

                                   ARROW INTERNACIONAL DE MEXICO, S.A. DE C.V.

                                    By:     /s/ Frederick J. Hirt
                                            ---------------------
                                            Name: Frederick J. Hirt
                                            Title: Treasurer

                                    Attest: /s/ Philip B. Fleck
                                            -------------------
                                            Name: Philip B. Fleck
                                            Title: Vice President

                                    ARROW HELLAS COMMERCIAL A. E.

                                    By:     /s/ Frederick J. Hirt
                                            ---------------------
                                            Name: Frederick J. Hirt
                                            Title: Treasurer

                                    Attest: /s/ Philip B. Fleck
                                            -------------------
                                            Name: Philip B. Fleck
                                            Title: Vice President

                                    ARROW HOLLAND MEDICAL PRODUCTS B.V.

                                    By:     /s/ Frederick J. Hirt
                                            ---------------------
                                            Name: Frederick J. Hirt
                                            Title: Treasurer

                                    Attest: /s/ Philip B. Fleck
                                            -------------------
                                            Name: Philip B. Fleck
                                            Title: Vice President


                     ONE ADDITIONAL SIGNATURE PAGE FOLLOWS:

                                       7
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                                    ARROW INTERNATIONAL CR, A.S.

                                    By:   /s/ Frederick J. Hirt
                                          ---------------------
                                          Name: Frederick J. Hirt
                                          Title: Treasurer

                                    By:   /s/ Philip B. Fleck
                                          -------------------
                                          Name: Philip B. Fleck
                                          Title: Vice President

                                    ARROW ITALY, S.R.L.

                                    By:   /s/ Frederick J. Hirt
                                          ---------------------
                                          Name: Frederick J. Hirt
                                          Title: Director

                                    By:   /s/ John C. Long
                                          ----------------
                                          Name: John C. Long
                                          Title: Director

                                                          ("Borrowers")


                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By
                                      ------------------------------------------
                                          Name:
                                          Title:

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION, LONDON BRANCH

                                    By
                                      ------------------------------------------
                                          Name:
                                          Title:

                                                          ("Lender")

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